Exhibit 99.2

Q1 2023 Earnings Call May 3, 2023

Legal Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Forward-looking statements contained in this presentation include, but are not limited to, statements about: i. competition from other wind blade and wind blade turbine manufacturers; ii. the discovery of defects in our products and our ability to estimate the future cost of warranty campaigns; iii. the current status of the wind energy market and our addressable market; iv. our ability to absorb or mitigate the impact of price increases in resin, carbon reinforcements (or fiber), other raw materials and related logistics costs that we use to produce our products; v. our ability to absorb or mitigate the impact of wage inflation in the countries in which we operate; vi. our ability to procure adequate supplies of raw materials and components to fulfill our wind blade volume commitments to our customers; vii. the potential impact of the increasing prevalence of auction based tenders in the wind energy market and increased competition from solar energy on our gross margins and overall financial performance; viii. our future financial performance, including our net sales, cost of goods sold, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to achieve or maintain profitability; ix. changes in domestic or international government or regulatory policy, including without limitation, changes in trade policy and energy policy; x. changes in global economic trends and uncertainty, geopolitical risks, and demand or supply disruptions from global events; xi. changes in macroeconomic and market conditions, including the potential impact of any pandemic, risk of recession, inflation, supply chain constraints, commodity prices and exchange rates, and the impact of such changes on our business and results of operations; xii. the sufficiency of our cash and cash equivalents to meet our liquidity needs; xiii. our ability to attract and retain customers for our products, and to optimize product pricing; xiv. our ability to effectively manage our growth strategy and future expenses, including our startup and transition costs; xv. our ability to successfully expand in our existing wind energy markets and into new international wind energy markets, including our ability to expand our field service inspection and repair services business and manufacture wind blades for offshore wind energy projects; xvi. our ability to keep up with market changes and innovations; xvii. our ability to successfully open new manufacturing facilities and expand existing facilities on time and on budget; xviii. the impact of the pace of new product and wind blade model introductions on our business and our results of operations; xix. our ability to successfully expand our automotive business and execute upon our strategy of entering new markets outside of wind energy; xx. our ability to maintain, protect and enhance our intellectual property; xxi. our ability to comply with existing, modified or new laws and regulations applying to our business, including the imposition of new taxes, duties or similar assessments on our products; xxii. the attraction and retention of qualified associates and key personnel; xxiii. our ability to maintain good working relationships with our associates, and avoid labor disruptions, strikes and other disputes with labor unions that represent certain of our associates; and xxiv. the potential impact of one or more of our customers becoming bankrupt or insolvent, or experiencing other financial problems.

These forward-looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward-looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make.

This presentation includes unaudited non-GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA as net income (loss) plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define adjusted EBITDA as EBITDA plus any share-based compensation expense, any foreign currency income or losses, any gains or losses on the sale of assets and asset impairments and any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Q1 2023 Earnings Call

May 3, 2023 | 2

Q1 2023 Earnings Call May 3, 2023 Agenda 3 • Q1 2023 Highlights and Business Update • Q1 2023 Financial Highlights and 2023 Guidance • Wrap Up • Q&A • Appendix – Non - GAAP Financial Information

May 3, 2023 Q1 2023 Highlights and Business Update 4

May 3, 2023 Q1 2023 Earnings Call Q1 2023 Continuing Operations Highlights 5 Net Sales (1) ($ in millions) Q1 2023 operating results and year - over - year comparisons to Q1 2022: – Net sales up 17.6% to $404 million – Net loss attributable to common stockholders was $37.3 million compared to $29.9 million in Q1 2022 – Adjusted EBITDA was $8.4 million compared to $6.1 million in Q1 2022 – Utilization was 84% compared to 71% in Q1 2022 Highlights: – Issued $132.5 million of 5.25% Green Convertible Senior Notes to bolster balance sheet and liquidity – Published 2022 ESG Report highlighting contributions to drive the renewable energy transition forward – Collaborated with WindSTAR on an approach to help reduce defects from occurring in a real - time production environment – Partnered with Tex - Tech and Carbon Rivers in a pilot program to process end - of - life wind blades, pyrolyze the material and process the recovered glass fiber into liners for cured in place pipe (1) Prior year results were restated due to discontinued operations to be comparable (2) See Appendix for reconciliations of non - GAAP financial data. $344 $404 $0 $250 $500 1Q22 1Q23 Adjusted EBITDA (1, 2) ($ in millions) $6.1 $8.4 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 1Q22 1Q23

May 3, 2023 Q1 2023 Earnings Call Highlights of TPI’s 2022 ESG Report (1) 6 nvironmental • ~410,000,000 metric tons of CO 2 reduction for wind blades produced in 2022 • ~16% decrease in emissions intensity • Achieved our waste rate reduction goal of 5% E S ocial • Enhanced our global Behavior - Based Safety program to further reinforce positive safety behaviors at all of our facilities • Transitioned to a new Diversity, Equity, and Inclusion program called IDEA (Inclusion, Diversity, Equity, and Awareness) • Increased gender diversity of the Board and G lobal Leadership Team overnance G • Board committee oversight of ESG • ESG metrics are included in our executive compensation plans • Proposals to enhance our corporate governance practices, if passed, to phase out our staggered board and eliminate supermajority voting requirements 1. See 2022 ESG Report for more details 0 250 500 2018 2019 2020 2021 2022 Million Metric Tons of CO 2 Estimated CO 2 Reduction from Wind Blades Produced over Entire Product Life by Year Produced 30% Female 30% Diverse 0% 20% 40% 60% 80% 100% U.S. Leadership Racial/Ethnic Global Leadership Racial/Ethnic Global Leadership Gender Board Gender Board Racial/Ethnic 2022 Board and Leadership Team Diversity White Middle Eastern Hispanic Black Asian 18% Female 0 1 2 3 2018 2019 2020 2021 2022 Incidents per 200,000 hours worked Recordable and Lost Time Incident Rates TPI RIR TPI LTIR Industry-BLS RIR Industry-BLS LTIR

May 3, 2023 Q1 2023 Earnings Call Business Update 7 • Global Operations • Global Service • Automotive • Supply Chain • Wind Market

May 3, 2023 Q1 2023 Financial Highlights and 2023 Guidance 8

Q1 2023 Earnings Call May 3, 2023 Q1 2023 Financial Highlights from Continuing Operations (1) (unaudited) 9 (1) Prior year results were restated due to discontinued operations to be comparable (2) See Appendix for reconciliations of non - GAAP financial data. Key Highlights • Sets produced increased ~20% • Utilization of 84% compared to 71% in Q1 2022 • Adjusted EBITDA of $8.4 million compared to $6.1 million in Q1 of 2022: + Earnings on higher sales + Lower startup and transition costs + Cost reduction initiatives + Net favorable foreign currency fluctuations - Inflation impacting wage rates and production expenses - Higher inspection and rework costs Key Statement of Operations Data Change (in thousands) 2023 2022 % Net sales $404,066 $343,525 17.6% Net loss attributable to common stockholders $ (37,300) $ (29,932) -24.6% Non-GAAP Metric Adjusted EBITDA (2) (in thousands) $ 8,399 $ 6,071 38.3% Adjusted EBITDA Margin 2.1% 1.8% 30 bps Key Performance Indicators (KPIs) Sets produced 655 547 108 Estimated megawatts 2,948 2,390 558 Utilization 84% 71% 1300 bps Dedicated wind blade manufacturing lines 37 36 1 line Wind blade manufacturing lines installed 37 36 1 line Three Months Ended March 31,

Q1 2023 Earnings Call May 3, 2023 Q1 2023 Financial Highlights – Continued (1) (unaudited) 10 Key Highlights • $164 million of unrestricted cash on March 31, 2023 • Free cash flow use in Q1 2023 primarily driven by: – China shutdown costs – Growth in contract assets • Cash balance expected to be relatively flat remainder of year • Successfully issued $132.5 million of 5.25% green convertible senior notes (1) Prior year results were restated due to discontinued operations to be comparable Key Balance Sheet Data March 31, December 31, (in thousands) 2023 2022 Cash and cash equivalents $ 164,231 $ 133,546 Total debt - principal $ 195,058 $ 61,173 Net cash (debt) $ (29,442) $ 82,042 Key Cash Flow Data (in thousands) 2023 2022 Net cash used in operating activities $ (83,861) $ (81,054) Less capital expenditures $ 3,275 $ 5,516 Free cash flow $ (87,136) $ (86,570) Three Months Ended March 31,

Q1 2023 Earnings Call 11 2023 TPI Guidance Sales from Continuing Operations $1.6 billion to $1.7 billion Adjusted EBITDA Margin % from Continuing Operations Low single digit (1) (1) Includes approximately 250 - 300 basis points of contract related costs in excess of revenue related to the Company’s facility in Matamoros, Mexico that was taken over from Nordex in July 2021. Capital Expenditures Updated from approximately $25 million to a range of $40 million to $45 million Utilization % 85% to 90% on 37 lines

May 3, 2023 Wrap Up 12

Q1 2023 Earnings Call May 3, 2023 Wrap Up 13 • Remain very bullish on the energy transition • Remain focused on managing our business through the short - term challenges • Positioned to capitalize on the significant growth the industry expects in the coming years • Thanks to our associates for their commitment and dedication to TPI and our mission to decarbonize and electrify

May 3, 2023 Q&A 14

May 3, 2023 Appendix – Non - GAAP Financial Information This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA as net income (loss) plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share - based compensation expense, any foreign currency income or losses, any gains or losses on the sale of assets and asset impairments and any restructuring charges. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. We provide forward - looking statements in the form of guidance in our quarterly earnings releases and during our quarterly earnings conference calls. This guidance is provided on a non - GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the unpredictability of the amounts and timing of events affecting the items we exclude from non - GAAP measures. For example, stock - based compensation is unpredictable for our performance - based awards, which can fluctuate significantly based on current expectations of future achievement of performance - based targets. Amortization of intangible assets and restructuring costs are all impacted by the timing and size of potential future actions, which are difficult to predict. In addition, from time to time, we exclude certain items th at occur infrequently, which are also inherently difficult to predict and estimate. It is also difficult to predict the tax effe ct of the items we exclude and to estimate certain discrete tax items, like the resolution of tax audits or changes to tax laws. As such, the costs that are being excluded from non - GAAP guidance are difficult to predict and a reconciliation or a range of results could lead to disclosure that would be imprecise or potentially misleading. Material changes to any one of the exclusions could have a significant effect on our guidance and future GAAP results. See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures. 15

Q1 2023 Earnings Call May 3, 2023 EBITDA and adjusted EBITDA are reconciled as follows: Net cash (debt) is reconciled as follows: Non - GAAP Reconciliations (unaudited) 16 (in thousands) 2023 2022 Net loss attributable to common stockholders (37,300)$ (29,932)$ Net loss from discontinued operations 6,981 4,408 Net loss from continuing operations attributable to common stockholders (30,319) (25,524) Preferred stock dividends and accretion 15,173 14,132 Net loss from continuing operations (15,146) (11,392) Adjustments: Depreciation and amortization 9,722 9,767 Interest expense, net 2,528 707 Income tax provision 3,860 2,944 EBITDA 964 2,026 Share-based compensation expense 2,553 3,083 Foreign currency loss (income) 1,214 (403) Loss on sale of assets and asset impairments 3,593 908 Restructuring charges, net 75 457 Adjusted EBITDA 8,399$ 6,071$ Three Months Ended March 31, March 31, December 31, (in thousands) 2023 2022 Cash and cash equivalents 164,231$ 133,546$ Cash and cash equivalents of discontinued operations 1,385 9,669 Less total debt - principal (195,058) (61,173) Net cash (debt) (29,442)$ 82,042$